U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 14, 2005

(Date of earliest event reported)

PHEAA Student Loan Trust I

(Exact name of registrant as specified in its charter)

PHEAA Student Loan Trust I, Student Loan Asset Backed Notes

Series 2003-1, Series 2004-1 and Series 2005-1

(Name of Issue)

Delaware	333-102638	14-6223927
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Wachovia Bank of Delaware One Rodney Square, Suite 102 920 King Street Wilmington, Delaware		19801
Address of principal executive office		(Zip Code)

(302) 888-7528

(Registrant’s Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                      Other Events

(A) On July 14, 2005, PHEAA Student Loan Trust I (the “Trust”) issued its monthly report to noteholders for the month ended June 30, 2005 (the “Monthly Report”). The Trust made its regular, scheduled distributions to the holders of the Trust’s Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1, and Series 2005-1. The Monthly Report is filed as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

(B) On July 14, 2005, the Administrator of the Trust elected to make the quarterly servicing report of the Trust for the quarter ended June 30 31, 2005, available on the website of the Servicer, the Pennsylvania Higher Education Assistance Agency (www.pheaa.org). This quarterly servicing report is attached hereto as Exhibit 99.2.

ITEM 9.01.                                      Financial Statements and Exhibits

(c)                            Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended June 30, 2005.

99.2	Quarterly Servicing Report with respect to the PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	PENNSYLVANIA HIGHER EDUCATION
ASSISTANCE AGENCY, AS SERVICER

Date: July 27th, 2005

	By:	/s/ James L. Preston
	Name:	James L. Preston
	Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended June 30, 2005.

99.2	Quarterly Servicing Report with respect to the PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended June 30, 2005.